SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                             14(a) of the Securities
                         Exchange Act of 1934 (Amendment
                                    No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                                AMERIPRIME FUNDS
                                ----------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)       Title of each class of securities to which transaction applies:
                  __________________________________________________________________________________
                                                                                                    -
         2)       Aggregate number of securities to which transaction applies:
                  __________________________________________________________________________________
                                                                                                    -
         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  __________________________________________________________________________________
                                                                                                    -
         4)       Proposed maximum aggregate value of transaction:
                  ----------------------------------------------------------------------------------
         5)       Total fee paid:
                  ----------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  __________________________________________________________________________________
                                                                                                    -

         2)       Form, Schedule or Registration Statement No.:
                  __________________________________________________________________________________
                                                                                                    -

         3)       Filing Party:
                  __________________________________________________________________________________
                                                                                                    -

         4)       Date Filed:
                  __________________________________________________________________________________
                                                                                                    -


                                AmeriPrime Funds


                     1725 E. Southlake Boulevard, Suite 200
                             Southlake, Texas 76092


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 29, 2002

Dear Shareholders:

   The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the all of the series of funds of the Trust, to be held at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 29, 2002 at 10:00 a.m., Central Time, for the following purpose:

     1.   To elect members of the Board of Trustees.

     2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on April 4, 2002 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                            By Order of the Board of Trustees

                                               /s/

                                            KENNETH D. TRUMPFHELLER
                                            Secretary
April 30, 2002

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                AMERIPRIME FUNDS

                     1725 E. Southlake Boulevard, Suite 200
                             Southlake, Texas 76092
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 29, 2002

                                  ------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Funds (the "Trust"), on behalf of the following series of funds (the "Funds"):

AAM Equity Fund                                                  GJMB Growth Fund
Ariston Convertible Securities Fund                              GLOBALT Growth Fund
Ariston  Internet Convertible Fund                               IMS Capital Value Fund
Auxier Focus Fund                                                Jumper Strategic Advantage Fund
Columbia Partners Equity Fund                                    Marathon Value Portfolio
Corbin Small-Cap Value Fund                                      Martin Capital U.S. Opportunity Fund
Dobson Covered Call Fund                                         Westcott Large-Cap Value Fund
Florida Street Growth Fund                                       Westcott Technology Fund

         This Proxy Statement is for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the principal executive offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 29, 2002 at 10:00 a.m., Central Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 30, 2002.

         The persons named as proxies in the enclosed form of proxy will vote in accordance with your instructions when the form of proxy is properly executed. If no instructions are given, the shares represented by a properly executed proxy will be voted:

          1.   For the election of members of the Board of Trustees;

          2. At the discretion of the proxy holders on any other business as may properly come before the meeting.

          A copy of each Fund's most recent annual report, and most recent semi-annual report succeeding the annual report (if any), including financial statements and schedules, is available at no charge by sending a written request to Robert Chopyak, Treasurer, AmeriPrime Funds, at the principal offices of the Trust, 1725 E. Southlake Boulevard, Suite 200, Southlake, Texas 76092 or by calling the Trust at 800-298-1995.

             PROPOSAL: ELECTION OF MEMBERS TO THE BOARD OF TRUSTEES

         Due to vacancies on the Board, the Trust is required to hold an election of the entire Board of Trustees. The four trustees elected will constitute the entire Board of Trustees. Each trustee will hold office until the termination of the Trust, or until he dies, resigns, retires or is removed. Unless you give contrary instructions, your proxy will be voted for the election of all four nominees. Each of the nominees has indicated a willingness to serve. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known, your proxies will be voted for such other nominee(s) as the Board may recommend. Your proxies will be so voted, unless the Board reduces the number of trusteeships, or you have withheld authority as to the election of the Trustees.

Trustee and Officer Information

         Kenneth D. Trumpfheller and Gary E. Hippenstiel are currently Trustees of the Trust. The two other nominees are not. The Board of Trustees held 10 meetings (including regularly scheduled and special meetings) during the fiscal year ended March 31, 2002.

         The non-interested nominees for election, their ages, addresses, a description of their positions with the Trust, their principal occupations during the last five years, the number of portfolios in the fund complex overseen by the nominee and other directorships held by the nominee are listed in the following table.

--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                            Length of     Number of Portfolios
              Name, Age and Address                           Position(s) Held             Time Served      in Fund Complex*
                                                                 with Trust                               Overseen by Trustee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Gary E. Hippenstiel                                                Trustee                   Trustee               17
600 Jefferson Street                                                                        since 1995
Suite 350
Houston, TX  77002
Year of Birth:  1947
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
                        Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trust Company
since None 1992; President and Director of Heritage Trust Company from
1994-1996; Vice President and Manager of Investments of Kanaly Trust Company
from 1988 to 1992.
------------------------------------------------------------------------------------------ -------------------------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                            Length of     Number of Portfolios
              Name, Age and Address                           Position(s) Held             Time Served      in Fund Complex*
                                                                 with Trust                               Overseen by Trustee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Mark W. Muller                                                     Nominee                     N/A                 35
5016 Cedar River Tr.
Ft. Worth, Texas  76137
Year of Birth:  1964
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
                        Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
Trustee of AmeriPrime  Advisers Trust since 1999.  President of JAMAR Resources,  Inc., a                  None
manufacturers  representative firm,  September 2001 to present.  Account Manager for SCI,
Inc., a custom  manufacturer,  from April 2000 to  September  2001.  Account  Manager for
Clarion  Technologies,  a manufacturer  of automotive,  heavy truck,  and consumer goods, from 1996 to April 2000.  From 1986 to 1996, an engineer for Sicor,  a  telecommunication hardware company.
------------------------------------------------------------------------------------------ -------------------------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                            Length of     Number of Portfolios
                                                              Position(s) Held             Time Served      in Fund Complex*
              Name, Age and Address                              with Trust                               Overseen by Trustee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Richard J. Wright, Jr.                                             Nominee                     N/A                 35
13532 N. Central Expressway
MS 3800
Dallas, Texas 75243
Year of Birth:  1962
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
                        Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
Trustee of AmeriPrime Advisers Trust since 1999. Various positions with Texas
None Instruments, a technology company, since 1995, including the following:
Program Manager for Semi-Conductor Business Opportunity Management System, 1998
to present; Development Manager for web-based interface, 1999 to present;
Systems Manager for Semi-Conductor Business Opportunity Management System, 1997
to 1998; Development Manager for Acquisition Manager, 1996-1997; Operations
Manager for Procurement Systems, 1994-1997.
------------------------------------------------------------------------------------------ -------------------------------------
* As of December 31, 2001, the terms "Fund Complex" and  "AmeriPrime  Family of Funds" refers to AmeriPrime  Funds and
AmeriPrime  Advisors  Trust.  Mr. Muller and Mr.  Wright  currently  oversee 18  portfolios  in the Fund  Complex.  If elected, they will oversee 35 portfolios in the Fund Complex.

         The following table provides information regarding each Trustee nominee who is an "interested person" of the Trust, as defined in the Investment Company
Act of 1940, and each officer of the Trust.

--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                            Length of     Number of Portfolios
              Name, Age and Address                            Position(s) In              Time Served     in Fund Complex**
                                                                Fund Complex                              Overseen by Trustee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Kenneth D. Trumpfheller*                            President, Secretary and               Trustee and             35
1725 E. Southlake Blvd.                             Trustee                                 President
Suite 200                                                                                  since 1995;
Southlake, Texas  76092                                                                     Secretary
Year of Birth:  1958                                                                        since 2000
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
                        Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
President  and Managing  Director of Unified Fund  Services,  Inc.,  the Funds'  transfer                  None
agent, fund accountant and administrator,  since October 2000.  President,  Treasurer and
Secretary of AmeriPrime  Financial Services,  Inc., a fund  administrator,  (which merged with Unified Fund Services,  Inc.) from 1994 through October 2000.  President,  Treasurer and Secretary of AmeriPrime  Financial  Securities,  Inc., the Funds' distributor through
December 2000, from 1994 through December 2000.
------------------------------------------------------------------------------------------ -------------------------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                            Length of     Number of Portfolios
                                                               Position(s) in              Time Served     in Fund Complex**
              Name, Age and Address                             Fund Complex                              Overseen by Trustee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Robert A. Chopyak                                   Treasurer and Chief Financial Officer   Treasurer             N/A
1725 E. Southlake Blvd.                                                                      and CFO
Suite 200                                                                                   since 2000
Southlake, Texas  76092
Year of Birth:  1968
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
                        Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
Assistant  Vice-President of Financial Administration of Unified Fund Services, Inc., the                  N/A
Funds' transfer agent, fund accountant and  administrator,  since August 2000. Manager of
AmeriPrime  Financial  Services,  Inc. from February 2000 to August 2000.  Self-employed,
performing  Y2K  testing,   January  1999  to  January  2000.   Vice  President  of  Fund
Accounting,  American Data Services,  Inc., a mutual fund services company,  October 1992 to December 1998.
------------------------------------------------------------------------------------------ -------------------------------------
* Mr. Trumpfheller is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person"
of the Trust because he is a registered principal of the Unified Financial
Securities, Inc., the distributor for the Funds.
** As of December 31, 2001, the terms "Fund Complex" and "AmeriPrime Family of
Funds" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

Security Ownership Of Management

         The following information regarding beneficial ownership by the Trustees, nominees and officers is based on statements furnished to the Trust by the Trustees, nominees and officers. As of March 11, 2002, the Trustees and officers of the Trust as a group owned of record and beneficially approximately
4,741 shares, or 0.34% of the Trust.

         The following table provides information regarding the dollar range of equity securities beneficially owned in each Fund as well as in the Fund Complex by the disinterested trustees and nominees as of March 11, 2002.

---------------------------------------------------------------------------------------------------------------------------------
                                                NON-INTERESTED TRUSTEE NOMINEES
---------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------- --------------------------------------------
                                                                                          Aggregate Dollar Range of Equity
 Name of Trustee or Nominee       Dollar Range of Equity Securities in each Fund      Securities in All Funds Overseen or to be
                                                                                      Overseen by Trustee or Nominee in Family
                                                                                              of Investment Companies*
------------------------------ ----------------------------------------------------- --------------------------------------------
------------------------------ ----------------------------------------------------- --------------------------------------------
Gary E. Hippenstiel                                    None                                             None
------------------------------ ----------------------------------------------------- --------------------------------------------
------------------------------ ----------------------------------------------------- --------------------------------------------
Mark W. Muller                                         None                                             None
------------------------------ ----------------------------------------------------- --------------------------------------------
------------------------------ ----------------------------------------------------- --------------------------------------------
Richard J. Wright, Jr.                                 None                                             None
------------------------------ ----------------------------------------------------- --------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEE NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------- --------------------------------------------
                                                                                          Aggregate Dollar Range of Equity
 Name of Trustee or Nominee       Dollar Range of Equity Securities in each Fund      Securities in All Funds Overseen or to be
                                                                                      Overseen by Trustee or Nominee in Family
                                                                                              of Investment Companies*
------------------------------ ----------------------------------------------------- --------------------------------------------
------------------------------ --------------------------------- ------------------- --------------------------------------------
Kenneth D. Trumpfheller        Dobson Covered Call Fund              $1-$10,000
                               Columbia Partners Equity Fund         $1-$10,000
                               Corbin Small-Cap Fund              $10,001-$50,000                  $10,001-$50,000
                               Auxier Focus Fund                     $1-$10,000
                               IMS Capital Value Fund             $10,001-$50,000
------------------------------ --------------------------------- ------------------- --------------------------------------------
* As of March 11, 2002, the terms "Fund Complex" and "AmeriPrime Family of
Funds" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

         The following table provides information regarding the security interests owned by trustees or nominees in the Funds' investment advisers, principal underwriters, or persons directly or indirectly controlling, controlled by, or under common control with the investment advisers or principal underwriters as of March 11, 2002.

------------------------------ ---------------------------- ---------------------------- ----------- -------------- -----------
 Name of Trustee or Nominee        Name of Owners and                 Company            Title of      Value of     Percent
                                Relationships to Trustee                                   Class      Securities     of Class
                                       or Nominee
------------------------------ ---------------------------- ---------------------------- ----------- -------------- -----------
------------------------------ ---------------------------- ---------------------------- ----------- -------------- -----------
Kenneth D. Trumpfheller          Kenneth D. Trumpfheller         Unified Financial       Common       $12,300.00      14.2%
                                                                  Services, Inc.           Stock
------------------------------ ---------------------------- ---------------------------- ----------- -------------- -----------

Compensation Table

      Trustee fees are Trust expenses, and each series of the Trust pays a portion of the Trustee fees. The compensation paid to the Trustees for the applicable fiscal year ended for each Fund (as indicated in footnotes below) is set forth in the following table. Mr. Muller and Mr. Wright were not Trustees during the applicable fiscal year.

-------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE TRUSTEE COMPENSATION FOR EACH FUND

-------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
                                         Gary E. Hippenstiel                              Kenneth D.           Richard J.
             Name of Fund                                         Mark W. Muller         Trumpfheller          Wright, Jr.
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
AAM Equity Fund5                                $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Ariston Convertible Securities Fund6             $750                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Ariston  Internet Convertible Fund6              $750                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Auxier Focus Fund2                              $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Columbia Partners Equity Fund1                  $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Corbin Small-Cap Value Fund5                    $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Dobson Covered Call Fund3                       $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Florida Street Growth Fund5                      $750                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
GJMB Growth Fund6                               $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
GLOBALT Growth Fund5                            $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
IMS Capital Value Fund2                         $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Jumper Strategic Advantage Fund2                $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Marathon Value Portfolio5                       $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Martin Capital U.S. Opportunity Fund1           $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Westcott Large-Cap Value Fund4                    0                     0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------
---------------------------------------- --------------------- --------------------- --------------------- --------------------
Westcott Technology Fund4                       $1000                   0                     0                     0
---------------------------------------- --------------------- --------------------- --------------------- --------------------

1For fiscal year ended March 31, 2002.
2 For fiscal year ended June 30, 2001.
3 For fiscal year ended July 31, 2001.
4 For fiscal year ended September 30, 2001.
5 For fiscal year ended October 31, 2001.
6 For fiscal year ended December 31, 2001.

Audit Committee

         The Trust's audit committee consists of Mr. Cobb and Mr. Hippenstiel, who are both independent trustees. The audit committee held no meetings during the fiscal year ended March 31, 2002. The audit committee is responsible for overseeing the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Trust's financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds' independent auditors and the full Board of Trustees.

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

                              OPERATION OF THE FUND

         The Trust is an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervise the business activities of the Trust. Like other mutual funds, the Funds retain various organizations to perform specialized services. Unified Fund Services, Inc. 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Trust's administrator. See Exhibit A for a listing of the Funds of the Trust and each Fund's investment adviser and principal underwriter.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the members of the Board of Trustees, and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or
(3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The close of business on April 4, 2002 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). The following table describes the number of shares of beneficial interest of each Fund issued and outstanding as of the Record Date:

           --------------------------------------------- -----------------------------------------------------------
                                                                       NUMBER OF SHARES OF BENEFICIAL
                           NAME OF FUND                               INTEREST OF EACH FUND ISSUED AND
                                                                     OUTSTANDING AS OF THE RECORD DATE
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           AAM Equity Fund                                                       683,216.52
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Ariston Convertible Securities Fund                                   689,030.77
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Ariston  Internet Convertible Fund                                    25,860.56
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Auxier Focus Fund                                                    1,134,647.97
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Columbia Partners Equity Fund                                        1,905,855.04
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Corbin Small-Cap Value Fund                                          2,238,295.98
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Dobson Covered Call Fund                                              203,125.94
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Florida Street Growth Fund                                            353,599.48
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           GJMB Growth Fund                                                     1,335,794.84
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           GLOBALT Growth Fund                                                   970,000.51
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           IMS Capital Value Fund                                               1,355,705.90
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Jumper Strategic Advantage Fund                                      3,077,286.01
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Marathon Value Portfolio                                              814,809.75
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Martin Capital U.S. Opportunity Fund                                  476,164.94
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Westcott Large-Cap Value Fund                                         611,378.63
           --------------------------------------------- -----------------------------------------------------------
           --------------------------------------------- -----------------------------------------------------------
           Westcott Technology Fund                                             1,104,959.51
           --------------------------------------------- -----------------------------------------------------------

         As of the Record Date, the Trust had a total of 16,979,732.35 shares of beneficial interest issued and outstanding. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

            Trustees are elected by a plurality of the votes cast by the holders of shares of the Trust present in person or represented by proxy at a meeting at which a quorum is present. Unless otherwise instructed, the persons named as proxies will vote FOR the election of the nominees to the Board of Trustees. The presence, in person or by proxy, of shareholders holding at least a majority of the shares entitled to vote is necessary to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, the persons named as proxies will adjourn the Meeting to permit further solicitation of proxies.

            "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but are not votes for any proposal. Broker non-votes are shares held in the name of the broker, but for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Accordingly, broker non-votes and abstentions will not be considered as votes for or against a nominee.

            A shareholder receiving this proxy statement may hold shares in one or more of the Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this proxy statement. A shareholder may execute proxies or vote at the meeting with respect to all shares owned in each of the Funds.

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, Ameriprime Funds, 1725 E. Southlake Boulevard, Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Funds (pro rata based on assets). In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Funds of whom they have knowledge, and the Trust will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

         If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (800) 298-1995, or write the Trust at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                                             BY ORDER OF THE BOARD OF TRUSTEES

                                               /s/

                                             Kenneth D. Trumpfheller
                                             Secretary
Dated: April 30, 2002


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                                    EXHIBIT A

                                         LIST OF FUNDS' INVESTMENT ADVISERS,
                    PRINCIPAL UNDERWRITERS AND ADMINISTRATORS

-------------------------------------- -------------------------------------------- --------------------------------------
            NAME OF FUND                           INVESTMENT ADVISER                       PRINCIPAL UNDERWRITER
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
AAM Equity Fund                        Appalachian Asset Management                 Unified Financial Securities, Inc.
                                       1018 Kanawha Boulevard, Suite 309            431 North Pennsylvania Street
                                       Charleston, West Virginia                    Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Ariston Convertible Securities Fund    Ariston Capital Management Corp.             Unified Financial Securities, Inc.
                                       40 Lake Bellevue Drive, Suite 220            431 North Pennsylvania Street
                                       Bellevue, Washington 98005                   Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Ariston  Internet Convertible Fund     Ariston Capital Management Corp.             Unified Financial Securities, Inc.
                                       40 Lake Bellevue Drive, Suite 220            431 North Pennsylvania Street
                                       Bellevue, Washington 98005                   Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Auxier Focus Fund                      Auxier Asset Management, LLC                 Unified Financial Securities, Inc.
                                       8050 S.W. Warm Springs, Suite 130            431 North Pennsylvania Street
                                       Tualatin, Oregon 97062                       Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Columbia Partners Equity Fund          Columbia Partners, LLC, Investment           Unified Financial Securities, Inc.
                                       Management                                   431 North Pennsylvania Street
                                       1775 Pennsylvania Avenue, N.W., Suite 1169   Indianapolis, Indiana 46204
                                       Washington, D.C. 20005
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Corbin Small-Cap Value Fund            Corbin & Company                             Unified Financial Securities, Inc.
                                       3113 South University Drive, Suite 500       431 North Pennsylvania Street
                                       Fort Worth, Texas 76109                      Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Dobson Covered Call Fund               Dobson Capital Management, Inc.              Unified Financial Securities, Inc.
                                       1422 S. Van Ness Street                      431 North Pennsylvania Street
                                       Santa Ana, CA 92707                          Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Florida Street Growth Fund             CommonWealth Advisors, Inc.                  Unified Financial Securities, Inc.
                                       247 Florida Street                           431 North Pennsylvania Street
                                       Baton Rouge, Louisiana 70801                 Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
GJMB Growth Fund                       Gamble, Jones, Morphy & Bent                 Unified Financial Securities, Inc.
                                       301 East Colorado Blvd.                      431 North Pennsylvania Street
                                       Suite 802                                    Indianapolis, Indiana 46204
                                       Pasadena, CA 91101
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
GLOBALT Growth Fund                    GLOBALT, Inc.                                Unified Financial Securities, Inc.
                                       3060 Peachtree Road, N.W.                    431 North Pennsylvania Street
                                       One Buckhead Plaza, Suite 225                Indianapolis, Indiana 46204
                                       Atlanta, Georgia 30305
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
IMS Capital Value Fund                 IMS Capital Management                       Capital Research Brokerage Services,
                                       10159 S.E. Sunnyside Road, Suite 330         LLC
                                       Portland, Oregon 97015                       107 South Fair Oaks Drive, Suite 315
                                                                                    Pasadena, California 91105
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Jumper Strategic Advantage Fund        The Jumper Group, Inc.                       Unified Financial Securities, Inc.
                                       One Union Square                             431 North Pennsylvania Street
                                       Suite 505                                    Indianapolis, Indiana 46204
                                       Chattanooga, TN 37402
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Marathon Value Portfolio               Spectrum Advisory Services, Inc.             Unified Financial Securities, Inc.
                                       1050 Crown Pointe Parkway, Suite 950         431 North Pennsylvania Street
                                       Atlanta, GA 30338                            Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Martin Capital U.S. Opportunity Fund   Martin Capital Advisors, L.L.P.              Unified Financial Securities, Inc.
                                       816 Congress Avenue, Suite 1540              431 North Pennsylvania Street
                                       Austin, Texas 78701                          Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Westcott Large-Cap Value Fund          Aegis Asset Management, Inc.                 Unified Financial Securities, Inc.
                                       230 Westcott, Suite 1                        431 North Pennsylvania Street
                                       Houston, Texas 77007                         Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------------- --------------------------------------
Westcott Technology Fund               Aegis Asset Management, Inc.                 Unified Financial Securities, Inc.
                                       230 Westcott, Suite 1                        431 North Pennsylvania Street
                                       Houston, Texas 77007                         Indianapolis, Indiana 46204
-------------------------------------- -------------------------------------------- --------------------------------------

369964

PROXY
                                AMERIPRIME FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                                  May 29, 2002

         The undersigned shareholder of the AmeriPrime Funds (the "Trust") hereby nominates, constitutes and appoints Robert A. Chopyak and Kenneth D. Trumpfheller, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 29, 2002 at 10:00 a.m., Central Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         TO ELECT THE FOUR PERSONS NAMED BELOW TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

Gary E. Hippenstiel, Mark W. Muller, Kenneth D. Trumpfheller, Richard J. Wright, Jr.

            |_| AUTHORITY GIVEN |_| AUTHORITY WITHHELD (ALL NOMINEES)

         If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "Authority Given" and write the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below.

                ------------------------------------------------

         The Board of Trustees recommends a vote of "AUTHORITY GIVEN." The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED                     , 2002   ___________________________
                        ------------ -------
(Number of Shares)                                  (Please Print Your Name)


(Signature of Shareholder)

(Please Print Your Name)

                                      ______________________________
                                      (Signature of Shareholder)

         Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.

     This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.